UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020 (May 12, 2020)

 TAKUNG ART CO., LTD

(Exact name of registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1105 Wing On Plaza, 62 Mody Road, Tsim Sha Tsui, Kowloon, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TKAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Due to the outbreak of coronavirus disease 2019 (COVID-19), Takung Art Co., Ltd (the "Company") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the "Quarterly Report"), originally due on May 15, 2020, relying on an order issued by the Securities and Exchange Commission (the "SEC") on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) (the "Order"), regarding exemptions granted to certain public companies.

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout China, the United States and the rest of world, and thus the Company's business operations have been disrupted and it is unable to timely review and prepare the Company's financial statements for the quarter ended March 31, 2020.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus disease a "Public Health Emergency of International Concern," and on March 11, 2020, the World Health Organization characterized the outbreak as a "pandemic." In an effort to contain and mitigate the spread of COVID-19, many countries, including China and the United States, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several months, including the temporary closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency. As a result, the Company's books and records were not easily accessible, resulting in delays in preparation and completion of its financial statements. Further, the various governmental mandatory closures of businesses in these locations have precluded the Company's personnel, particularly its senior accounting staff, from obtaining access to its subsidiaries' books and records necessary to prepare the Company's unaudited condensed interim financial statements to be included in the Quarterly Report.

As such, the Company will be relying upon the 45-day grace period provided by the SEC's Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company's annual report on Form 10-K for the year ended December 31, 2019 and its subsequent quarterly reports on Form 10-Q with the following risk factor:

Our business operations have been and may continue to be materially and adversely affected by the outbreak of the coronavirus (COVID-19).

An outbreak of respiratory illness caused by COVID-19 emerged in late 2019 and has spread within the PRC and globally. The coronavirus is considered to be highly contagious and poses a serious public health threat. The World Health Organization labeled the coronavirus a pandemic on March 11, 2020, given its threat beyond a public health emergency of international concern the organization had declared on January 30, 2020.

Our revenues and workforce are concentrated in China (including Hong Kong). The epidemic has resulted in lockdown of cities, travel restrictions, and the temporary closure of stores and facilities in China for the past few months. The negative impacts of the COVID-19 outbreak on our business have included:

•	the uncertain economic conditions may refrain the traders from their investment activities on our trading platform;

•	quarantines impeded our ability to recruit new service agents and traders. Travel restrictions limited other parties’ ability to visit and meet us in person. Although most communication could be achieved via video calls, this form of remote communication may be less effective in building trust and engaging new agents and traders.

•	the operations of our existing authorized agents and service agents have been and could continue to be negatively impacted by the epidemic, which may in turn adversely impact the listing and trading transactions on our platform or result in loss of customers or disruption to our operations.

The above adverse impacts might be mitigated as quarantines across China have been largely lifted as of late March and the Chinese government has rolled out an array of favorable fiscal measures. While we do not expect that the virus will have a material adverse effect on our business or financial results at this time, we are unable to accurately predict the impact that the coronavirus will have due to various uncertainties, including the ultimate geographic spread of the virus, the severity of the disease, the duration of the outbreak, and effectiveness of the actions that may be taken by governmental authorities.

Additionally, the pandemic has affected our overall ability to react timely to mitigate the impact of this event and has substantially hampered our efforts to provide our investors with timely information and comply with our filing obligations with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. This information includes, without limitation, statements concerning the Company's future business and financial position and results of operations, business strategy and other plans for future operations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Generally, the words "anticipate," "believe," "estimate," "expect," "may" and similar expressions, identify forward-looking statements, which generally are not historical in nature. Actual results could differ materially from the results described in the forward-looking statements due to the risks and uncertainties set forth in this Current Report on Form 8-K, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd

Date: May 12, 2020

/s/ Fang Mu
Name: Fang Mu
Title: Chief Executive Officer